Intangible assets - Goodwill	6 Months Ended
Jun. 30, 2019
Intangible assets
Intangible assets

8.    Intangible assets

Goodwill

The detail of Intangible Assets - Goodwill at June 30, 2019 and December 31,  2018, based on the cash-generating units giving rise thereto, is as follows:

	Millions of euros
	06-30-2019	12-31-2018

Santander UK	8,288	8,307
Banco Santander (Brasil)	4,554	4,459
Santander Bank Polska	2,431	2,402
Santander Consumer USA	2,115	2,102
Santander Bank, National Association	1,804	1,793
Santander Consumer Germany	1,217	1,217
SAM Investment Holdings Limited	1,173	1,173
Santander Portugal	1,040	1,040
Santander España	1,023	1,023
Banco Santander Chile	644	627
Santander Consumer Nordics	494	502
Grupo Financiero Santander (Mexico)	448	434
Other entities	382	387
Total Goodwill	25,613	25,466

In the first six months of 2019, goodwill increased by EUR 147 million  mainly due to exchange differences  (Note 11), which pursuant to current regulations, were recognised with a debit to Other accumulated results - items that may be reclassified to profit or loss - Exchange differences in equity through the condensed consolidated statement of recognised income and expense.

Note 17 to the consolidated annual accounts for the year ended December 31,  2018 includes detailed information on the procedures followed by the Group to analyse the potential impairment of the goodwill recognised with respect to its recoverable amount and to recognise the related impairment losses, where appropriate.

Accordingly, based on the analysis performed of the available information on the performance of the various cash-generating units which might evidence the existence of indicators of impairment, the Group’s directors concluded that in the first six months of 2019 there were no impairment losses which required recognition.